SEC File No. 33-56094

                                  PILGRIM FUNDS

                       Supplement dated November 16, 1999
                    to the Prospectus dated November 1, 1999
                                     Class Q

PROPOSED AGREEMENTS AND PLANS OF REORGANIZATION

     On November 16, 1999, the Board of Directors/Trustees of the Pilgrim Funds approved the following proposed reorganizations: (i) Pilgrim High Yield Fund III into Pilgrim High Yield Fund II; (ii) Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund into Pilgrim Balanced Fund; and (iii) Pilgrim Government Securities Fund into Pilgrim Government Securities Income Fund. The proposed reorganization of Pilgrim High Yield Fund III into Pilgrim High Yield Fund II is subject to the approval of the shareholders of Pilgrim High Yield Fund III. The proposed reorganization of Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund into Pilgrim Balanced Fund is subject to the approval of the shareholders of Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund. The proposed reorganization of Pilgrim Government Securities Fund into Pilgrim Government Securities Income Fund is subject to the approval of shareholders of both of the Funds. If shareholder approval is obtained, it is expected that the reorganizations will take place in March 2000.